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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Interactive Flight Technologies, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectuses.


                                       /s/ KPMG Peat Marwick LLP

                                       KPMG Peat Marwick LLP

Las Vegas, Nevada
November 18, 1996